10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period January 1, 2002 through December 31, 2002.

Fund

VA Fund

Security

Travelers Property Casualty Corp.
Advisor

EIMCO

Transaction

 Date

3/21/02

Cost

$48,100

Offering Purchase

0.001%

Broker
Salomon Smith Barney Inc.
Underwriting
Syndicate
Members
Salomon Smith Barney Inc.
Credit Suisse First Boston Corp.
Goldman, Sachs & Co.
Lehman Brothers Inc.
First Union Securities, Inc.

Fund

VA Omega Fund

Security

King Pharmaceuticals, Inc.
Advisor

EIMCO

Transaction

 Date

11/1/01

Cost

$387,600

Offering Purchase

0.050%

Broker
Warburg, Dillon, Read LLC
Underwriting
Syndicate
Members
Credit Suisse First Boston Corp.
J.P. Morgan Securities Inc.
Banc of America Secs LLC
UBS Warburg LLC
First Union Securities, Inc.

Fund

VA Growth Fund

Security

DRS Technologies Inc.
Advisor

EIMCO

Transaction

 Date

12/16/02

Cost

$14,000

Offering Purchase
0.011%
Broker
Bear Stearns & Co.
Underwriting
Syndicate
Members
Wachovia Securities, Inc.

Fund

VA Growth Fund

Security

DRS Technologies Inc.
Advisor

EIMCO

Transaction

 Date

12/16/02

Cost

$8,400

Offering Purchase
0.006%
Broker
Bear Stearns & Co.
Underwriting
Syndicate
Members
CJS Securities, Inc.

Fund

VA Growth Fund

Security

Anteon International Corp

Advisor

EIMCO

Transaction

 Date

3/11/02

Cost

$9,900

Offering Purchase
0.004%
Broker
Goldman, Sachs & Co.
Underwriting
Syndicate
Members
Bear, Stearns & Co.

Fund

VA Growth Fund

Security

W Holding Company Inc.
Advisor

EIMCO

Transaction

 Date

8/21/02

Cost

$32,300

Offering Purchase
0.036%
Broker
UBS Warburg LLC
Underwriting
Syndicate
Members
Legg Mason Wood Walker, Inc.

Fund

VA Strategic Income Fund

Security

Mail-Well Corp

Advisor

EIMCO

Transaction

 Date

3/8/02

Cost

$100,000

Offering Purchase

0.029%

Broker

Credit Suisse First Boston Corp.
Underwriting

Syndicate
Members

Banc of America Securities LLC

Fund

VA High Income Fund

Security

Mail-Well Corp

Advisor

EIMCO

Transaction

 Date

3/8/02

Cost

$400,000

Offering Purchase

0.114%

Broker

Credit Suisse First Boston Corp.
Underwriting

Syndicate
Members

Wachovia Securities, Inc.

Fund

VA Masters Fund

Security

American Axle and Manufacturing Holdings Inc.
Advisor

EIMCO

Transaction

 Date

3/21/02

Cost

$102,600

Offering Purchase
0.040%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members

Fund

VA Foundation Fund

Security

Travelers Property Casualty Corp.
Advisor

EIMCO

Transaction

 Date

3/21/02

Cost

$98,050

Offering Purchase

0.003%

Broker

Salomon Smith Barney Inc.
Underwriting

Syndicate
Members

Fund

VA Growth and Income Fund

Security

Travelers Property Casualty Corp.
Advisor

EIMCO

Transaction

 Date

3/21/02

Cost

$38,850

Offering Purchase

0.001%

Broker

Salomon Smith Barney Inc.
Underwriting

Syndicate
Members

Fund

VA Blue Chip Fund

Security

Travelers Property Casualty Corp.
Advisor

EIMCO

Transaction

 Date

3/21/02

Cost

$29,600

Offering Purchase

0.001%

Broker

Salomon Smith Barney Inc.
Underwriting

Syndicate
Members

Fund

VA Strategic Income Fund

Security

Russell Corp

Advisor

EIMCO

Transaction

 Date

4/11/02

Cost

$300,000

Offering Purchase
0.150%
Broker
JP Morgan
Underwriting
Syndicate
Members
JP Morgan

Fund

VA High Income Fund

Security

Russell Corp

Advisor

EIMCO

Transaction

 Date

4/11/02

Cost

$300,000

Offering Purchase
0.150%
Broker
JP Morgan
Underwriting
Syndicate
Members
Merrill Lynch & Co.

Fund

VA Small Cap Value Fund

Security

Aeropostale Inc.
Advisor

EIMCO

Transaction

 Date

5/15/02

Cost

$23,400

Offering Purchase
0.010%
Broker
Bear, Stearns & Co.
Underwriting
Syndicate
Members

Fund

VA Growth and Income Fund

Security

FPL Group Preferred

Advisor

EIMCO

Transaction

 Date

6/6/02

Cost

$35,000

Offering Purchase
0.008%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members

Fund

VA Growth and Income Fund

Security

FPL Group Preferred

Advisor

EIMCO

Transaction

 Date

6/6/02

Cost

$20,000

Offering Purchase
0.005%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members

Fund

VA Strategic Income Fund

Security

FMC Corporation

Advisor

EIMCO

Transaction

 Date

10/9/02

Cost

$98,772

Offering Purchase

0..033%
Broker

Salomon Smith Barney Inc.
Underwriting

Syndicate
Members

Fund

VA High Income Fund

Security

FMC Corporation

Advisor

EIMCO

Transaction

 Date

10/9/02

Cost

$39,509

Offering Purchase

0.013%

Broker

Salomon Smith Barney Inc.
Underwriting

Syndicate
Members

Fund

VA Growth and Income Fund

Security

Dominion Resources Inc.
Advisor

EIMCO

Transaction

 Date

10/15/02

Cost

$20,250

Offering Purchase
0.002%
Broker
Bear Stearns & Co.
Underwriting
Syndicate
Members
Banc of America Securities LLC

Fund

VA Core Bond Fund

Security

American General Finance Corp

Advisor

EIMCO

Transaction

 Date

11/20/02

Cost

$100,000

Offering Purchase

0.009%

Broker
Salomon Smith Barney Inc.
Underwriting
Syndicate
Members
Morgan Stanley & Co.

Fund

VA Growth and Income Fund

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/02

Cost

$2,900

Offering Purchase

0.001%

Broker

McDonald Investments Inc.
Underwriting

Syndicate
Members

Fund

VA Growth and Income Fund

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/02

Cost

$2,900

Offering Purchase
0.001%
Broker
BT Alex Brown
Underwriting
Syndicate
Members

Fund

VA Growth and Income Fund

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/02

Cost

$49,300

Offering Purchase
0.013%
Broker
BT Alex Brown
Underwriting
Syndicate
Members

Fund

VA Growth and Income Fund

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/02

Cost

$5,800

Offering Purchase
0.002%
Broker
BT Alex Brown
Underwriting
Syndicate
Members

Fund

VA Growth and Income Fund

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/02

Cost

$5,800

Offering Purchase
0.002%
Broker
BT Alex Brown
Underwriting
Syndicate
Members

Fund

VA Growth and Income Fund

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/02

Cost

$5,800

Offering Purchase
0.002%
Broker
BT Alex Brown
Underwriting
Syndicate
Members

Fund

VA Growth and Income Fund

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/02

Cost

$5,800

Offering Purchase
0.002%
Broker
BT Alex Brown
Underwriting
Syndicate
Members

Fund

VA Masters Fund

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/02

Cost

$2,900

Offering Purchase
0.001%
Broker
BT Alex Brown
Underwriting
Syndicate
Members

Fund

VA Masters Fund

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/02

Cost

$2,900

Offering Purchase
0.001%
Broker
BT Alex Brown
Underwriting
Syndicate
Members

Fund

VA Masters Fund

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/02

Cost

$2,900

Offering Purchase
0.001%
Broker
BT Alex Brown
Underwriting
Syndicate
Members

Fund

VA Masters Fund

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/02

Cost

$17,400

Offering Purchase
0.005%
Broker
BT Alex Brown
Underwriting
Syndicate
Members

Fund

VA Masters Fund

Security

Macerich Company

Advisor

EIMCO

Transaction

 Date

11/22/02

Cost

$2,900

Offering Purchase
0.001%
Broker
BT Alex Brown
Underwriting
Syndicate
Members